Securities Act Registration No. 333-12745
                                       Investment Company Act Reg. No. 811-07831
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                       -----------------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No. ___                     [ ]


                       Post-Effective Amendment No. 11                       |X|
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|


                              Amendment No. 13   |X|
                        (Check appropriate box or boxes.)


                       -----------------------------------

                                 FMI FUNDS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, Wisconsin                  53202
                       -----------------------------------       ----------
                    (Address of Principal Executive Offices)     (Zip Code)

                                 (414) 226-4555
                       -----------------------------------
              (Registrant's Telephone Number, including Area Code)


                                                Copy to:
Ted. D. Kellner
Fiduciary Management, Inc.                      Richard L. Teigen
100 East Wisconsin Avenue                       Foley & Lardner LLP
Suite 2200                                      777 East Wisconsin Avenue
Milwaukee, WI  53202                            Milwaukee, Wisconsin  53202
---------------------------------------         ---------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

         [ ]      immediately upon filing pursuant to paragraph (b)


         [X]      on January 31, 2006 pursuant to paragraph (b)


         [ ]      60 days after filing pursuant to paragraph (a)(1)


         [ ]      on (date) pursuant to paragraph (a)(1)


         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   PROSPECTUS
                                January 31, 2006


                                      FMI
                                   Focus Fund


                                   A NO-LOAD
                                  MUTUAL FUND


                                 FMI Focus Fund


                                   PROSPECTUS
                                JANUARY 31, 2006



                       FMI Focus Fund is a no-load mutual
                       fund seeking capital appreciation.


               Please read this Prospectus and keep it for future
            reference.  It contains important information, including
               information on how FMI Focus Fund invests and the
                      services it offers to shareholders.

                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                  APPROVED OR DISAPPROVED THESE SECURITIES OR
                  DETERMINED IF THIS PROSPECTUS IS ACCURATE OR
               COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           Page


QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FUND             1
FEES AND EXPENSES                                                            4
INVESTMENT OBJECTIVE AND STRATEGIES                                          4
DISCLOSURE OF PORTFOLIO HOLDINGS                                             5
MANAGEMENT OF THE FUND                                                       5
THE FUND'S SHARE PRICE                                                       6
PURCHASING SHARES                                                            6
REDEEMING SHARES                                                            10
MARKET TIMING PROCEDURES                                                    12
EXCHANGING SHARES                                                           13
DIVIDENDS, DISTRIBUTIONS AND TAXES                                          14
FINANCIAL HIGHLIGHTS                                                        15


            FMI FUNDS, INC. O 100 EAST WISCONSIN AVENUE, SUITE 2200 MILWAUKEE, WISCONSIN 53202 O (414) 226-4555 O WWW.FMIFUNDS.COM


                      QUESTIONS EVERY INVESTOR SHOULD ASK
                          BEFORE INVESTING IN THE FUND


1. WHAT IS THE FUND'S GOAL?

   FMI Focus Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


   The Fund invests in stocks of companies of all sizes, including small- to mid-capitalization (i.e. less than $3.0 billion of market capitalization) United States companies, that have substantial capital appreciation potential. Many of these companies have little or no following by the major stock brokerage firms. The Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. The Fund takes a "focused" approach to investing, meaning the Fund conducts extensive research (i.e. focuses) on each prospective investment before purchasing.



   The Fund's portfolio managers actively trade the Fund's portfolio. The Fund's annual portfolio turnover may exceed 100%. The Fund's portfolio managers may also use the following investment techniques:


   o Effect "short sales" of a security when they think it will decline in value.

   o  Purchase securities with borrowed funds.

   o Purchase put and call and write call options on securities and stock indexes.

   In reviewing companies, the Fund applies the characteristics identified above on a case by case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.


   The Fund's portfolio managers will generally sell a portfolio security when they believe:


   o  The security has achieved its value potential.

   o  Such sale is necessary for portfolio diversification.

   o  Changing fundamentals signal a deteriorating value potential.

   o  Other securities have a better performance potential.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?


   Investors in the Fund may lose money. There are risks associated with the Fund's principal investment strategies and with the types of securities in which the Fund invests. These risks include:



   o STOCK MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


   o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.


   o SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. There are periods when investing in smaller capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.



   o VALUE INVESTING RISK: Although not exclusively "value" investors, our portfolio managers may engage in "value" investing. The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.


   o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

   o LEVERAGE RISK: When our portfolio managers purchase securities with borrowed funds, they engage in a speculative investment practice called "leverage." When the Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.

   o OPTIONS INVESTING RISK: If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. Similarly, the Fund likely will lose money if the underlying stock or index of a call option it has written increases in value. It is possible that there may be times when a market for the Fund's outstanding options does not exist.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distribution to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

   o SHORT SALES RISK: The Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. The potential loss is unlimited.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Russell 2000 Index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                                 FMI FOCUS FUND
                      (Total return for the calendar year)


                         1997                    69.74%
                         1998                    35.46%
                         1999                    54.11%
                         2000                    23.41%
                         2001                     2.53%
                         2002                   -22.24%
                         2003                    48.11%
                         2004                     7.05%
                         2005                     4.93%



Note: During the nine year period shown on the bar chart, the Fund's highest total return for a quarter was 37.67% (quarter ended December 31, 1999) and the lowest total return for a quarter was -23.01% (quarter ended September 30, 2002).


   The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.


       AVERAGE ANNUAL TOTAL RETURNS                                                           SINCE THE INCEPTION DATE OF THE FUND
(FOR THE PERIODS ENDED DECEMBER 31, 2005)                            ONE YEAR    FIVE YEARS            (DECEMBER 16, 1996)
 ----------------------------------------                            --------    ----------   ------------------------------------
FMI Focus Fund
   Return before taxes                                                 4.93%       5.81%                     21.79%
   Return after taxes on distributions                                 2.39%       5.14%                     19.23%
   Return after taxes on distributions and sale of Fund shares         4.50%       4.80%                     18.10%
Russell 2000 Index(1)<F1>(2)<F2>                                       4.55%       8.22%                      9.26%



(1)<F1>   Reflects no deduction for fees, expenses or taxes.
(2)<F2> The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.


FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)                No Sales Charge
  Maximum Deferred Sales Charge (Load)                 No Deferred Sales Charge
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends and Distributions                        No Sales Charge
  Redemption Fee                                       None(1)<F3>
  Exchange Fee                                         None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees                                      1.25%
  Distribution and/or Service (12b-1) Fees             None(2)<F4>
  Other Expenses
    Interest Expense and Dividends on Short Positions  0.00%
    All Other Expenses                                 0.23%
    Total Other Expenses                               0.23%
  Total Annual Fund Operating Expenses                 1.48%



(1)<F3>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F4> Although the Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 permitting it to pay distribution fees of up to 0.25% of its average net assets, it does not intend to pay any fees pursuant to such Plan during the fiscal year ending September 30, 2006.


EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


                                                    ONE   THREE   FIVE    TEN
                                                   YEAR   YEARS   YEARS  YEARS
                                                   ----   -----   -----  -----
The Example assumes that you invest $10,000 in the
Fund for the time periods indicated and then redeem
all of your shares at the end of these periods.  The
Example also assumes that your investment has a 5%
return each year and that the Fund's operating
expenses remain the same.  Although your actual
costs may be higher or lower, based on these
assumptions, your costs would be:                  $151    $468   $808   $1,768


                      INVESTMENT OBJECTIVE AND STRATEGIES


   The Fund seeks capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.



   The Fund, in response to adverse market, economic, political or other conditions may take a temporary defensive position. This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses or satisfy redemption requests.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

   The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                              MANAGEMENT OF THE FUND

   Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           100 East Wisconsin Avenue
                                   Suite 2200
                              Milwaukee, WI  53202

   The Adviser is controlled by Mr. Ted D. Kellner. Mr. Kellner has been employed by the Adviser as Chief Executive Officer and as a portfolio manager since 1980. He is currently the Chairman of the Board and Chief Executive Officer.


   The Adviser has been in business since 1980 and has been the Fund's investment adviser since the Fund's inception, December 16, 1996.



   As the investment adviser to the Fund, the Adviser:



   o Provides or oversees the provision of all investment management and administrative services to the Fund; and



   o Selects one or more sub-advisors to make specific investments for the Fund.


   The Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets.


   A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund's semi-annual report to shareholders for the most recent period ended March 31.



   Broadview Advisors, LLC is the sub-adviser to the Fund.  Its address is:



                           100 East Wisconsin Avenue
                                   Suite 2250
                              Milwaukee, WI  53202



   Broadview Advisors, LLC is controlled by Messrs. Richard E. Lane and Glenn Primack. Mr. Lane has served as co-portfolio manager to the Fund since October 1, 1997 and Mr. Primack has served as co-portfolio manager of the Fund since May 1, 2001. As co-portfolio managers, they are equally responsible for the day-to-day management of the Fund's portfolio. Mr. Lane was employed by the Adviser as a financial analyst and portfolio manager from September 1994 through April 2001 when he and Mr. Primack organized Broadview Advisors, LLC. Mr. Primack was employed by the Adviser as a research analyst from May 1998 through April 2001 when he and Mr. Lane organized Broadview Advisors, LLC. Their current positions with the Sub-Adviser are:


             Richard E. Lane       President
             Glenn Primack         Vice President


   Broadview Advisors, LLC has been in business since May 2001 and is the Fund's only sub-adviser. Broadview Advisors, LLC selects portfolio securities for investment by the Fund, purchases and sells securities for the Fund and, upon making any purchase or sale decision, places orders for the execution of such portfolio transactions.



   The Adviser, not the Fund, is responsible for paying the fee of Broadview Advisors, LLC. The Adviser pays a fee equal to 0.95% of the Fund's average daily net assets.



   The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


                             THE FUND'S SHARE PRICE

   The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

   If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

   The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "FMI FocusFd". The Fund's NASDAQ symbol is "FMIOX".

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums*<F5>:

       a.  New accounts
           o   All Accounts                           $1,000

       b.  Existing accounts
           o   Dividend reinvestment              No Minimum
           o   Automatic Investment Plan              $   50
           o   All other accounts                     $  100

       *<F5>  Servicing Agents may impose different minimums.

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.

       In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.


       If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.


   4. Make your check payable to "FMI Focus Fund." All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

   PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6.  You may purchase shares by wire transfer.

       Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

       Subsequent Investments by Wire - Please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


       YOU SHOULD WIRE FUNDS:


       U.S. Bank, N.A.
       777 East Wisconsin Avenue
       Milwaukee, WI  53202
       ABA #075000022

       Credit:
       U.S. Bancorp Fund Services, LLC
       Account #112-952-137

       Further Credit:
       FMI Focus Fund
       (shareholder registration)
       (shareholder account number)

   PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS


   Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

   The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to receive purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

   The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States.

   The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

   The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

   o   Traditional IRA
   o   Roth IRA
   o   Coverdell Education Savings Account
   o   SEP - IRA
   o   Simple IRA
   o   401(k) Plan
   o   Defined Contribution Retirement Plan
   o   403(b)(7) Custodial Accounts

   Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                               REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

       o The redemption proceeds are to be sent to an address other than the address of record.

       o The redemption request is made within 30 days after an address change.


       o   When ownership on an account is changed.



       o   When adding bank information to an existing account.


       o   To change bank information on your account.

       o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.


   In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other circumstances based on the facts and circumstances relative to the particular situation.


   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

       BY FIRST CLASS MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

       FMI Focus Fund
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.


REDEMPTION PRICE


   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of fund shares for certain account types.

   o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


PAYMENT OF REDEMPTION PROCEEDS



   o U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.



   o If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer ("EFT") or wire. An EFT generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for EFTs.



   o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Fund, shareholders should consider the following:

   o   The redemption may result in a taxable gain.


   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.


   o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

   o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.

   o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

   o The Fund may pay redemption requests "in kind". This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                            MARKET TIMING PROCEDURES

   Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

   The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

                               EXCHANGING SHARES

   Shares of the Fund may be exchanged for shares of:


   o  FMI Common Stock Fund           o  FMI Provident Trust Strategy Fund
   o  FMI Large Cap Fund              o  First American Prime Obligations Fund



at the relative net asset values. FMI Common Stock Fund, FMI Large Cap Fund and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund Class A. This is a money market mutual fund offered to respond to changes in your goals or market conditions. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.


HOW TO EXCHANGE SHARES


   1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund is currently closed to new investors.)


   2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to the appropriate minimums.


   3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.



   Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Large Cap Fund, (c) FMI Provident Trust Strategy Fund or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in any of the foregoing mutual funds, or in the First American Prime Obligations Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION -- Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION -- Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.

   If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional Fund shares.

   If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance. The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                              FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.



                                                                        YEARS ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------
                                                     2005           2004           2003           2002           2001
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                  $32.14         $29.35         $20.81         $23.03         $36.43

   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (a)<F6>                       (0.21)         (0.29)         (0.18)         (0.16)         (0.13)
   Net realized and unrealized
     gains (losses) on investments                    5.44           3.08           8.72          (2.06)         (9.74)
                                                    ------         ------         ------         ------         ------
   Total from investment operations                   5.23           2.79           8.54          (2.22)         (9.87)

   LESS DISTRIBUTIONS:
   Dividend from net investment income                  --             --             --             --          (0.03)
   Distributions from net realized gains             (1.54)            --             --             --          (3.50)
                                                    ------         ------         ------         ------         ------
   Total from distributions                          (1.54)            --             --             --          (3.53)
                                                    ------         ------         ------         ------         ------
NET ASSET VALUE, END OF YEAR                        $35.83         $32.14         $29.35         $20.81         $23.03
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                        16.83%          9.51%         41.04%         (9.64%)       (29.27%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)             1,053,437      1,063,995        948,471        433,799        261,549
Ratio of operating expenses
  to average net assets                              1.48%          1.43%          1.47%          1.46%          1.50%
Ratio of net investment loss
  to average net assets                             (0.61%)        (0.87%)        (0.71%)        (0.60%)        (0.55%)
Portfolio turnover rate                              63.1%          63.8%          52.6%          92.8%         165.3%



(a)<F6> Net investment loss per share is calculated using average shares outstanding.


                           Not part of the Prospectus

                                   FMI Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

   o Information we receive from you on or in applications or other forms, correspondence or conversations.

   o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.


   To learn more about the FMI Focus Fund you may want to read FMI Focus Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMI Focus Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.


   You also may learn more about FMI Focus Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Focus Fund during its last fiscal year.


   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-811-5311, or by visiting the Fund's website (http://www.fmifunds.com).


   Prospective investors and shareholders who have questions about FMI Focus Fund may also call the following number or write to the following address.

   FMI Focus Fund
   100 East Wisconsin Avenue
   Suite 2200
   Milwaukee, Wisconsin  53202
   1-800-811-5311
   www.fmifunds.com

   The general public can review and copy information about FMI Focus Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMI Focus Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

   Public Reference Section
   Securities and Exchange Commission
   Washington, D.C. 20549-0102

   Please refer to FMI Focus Fund's Investment Company Act File No. 811-07831 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2006
for FMI FOCUS FUND






                                 FMI FUNDS, INC.
                      100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202




                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Focus Fund dated January 31, 2006. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling (414) 226-4555.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2005, of FMI Focus Fund (File No. 811-07831) as filed with the Securities and Exchange Commission on Form N-CSR on November 23, 2005:


                       Report of Independent Registered Public Accounting Firm Statement of Net Assets
                       Statement of Operations
                       Statements of Changes in Net Assets
                       Financial Highlights
                       Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                                 FMI FUNDS, INC.

                                Table of Contents






                                                                        Page No.

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................12

DIRECTORS AND OFFICERS OF THE CORPORATION....................................13

DOLLAR RANGE OF FUND SHARES..................................................18

PRINCIPAL SHAREHOLDERS.......................................................18

INVESTMENT ADVISER, SUB-ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR........19

DETERMINATION OF NET ASSET VALUE.............................................24

DISTRIBUTION OF SHARES.......................................................25

RETIREMENT PLANS.............................................................26

AUTOMATIC INVESTMENT PLAN....................................................29

REDEMPTION OF SHARES.........................................................29

EXCHANGE PRIVILEGE...........................................................30

SYSTEMATIC WITHDRAWAL PLAN...................................................30

ALLOCATION OF PORTFOLIO BROKERAGE............................................31

CUSTODIAN....................................................................32

TAXES........................................................................32

SHAREHOLDER MEETINGS.........................................................33

CAPITAL STRUCTURE............................................................34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................35

DESCRIPTION OF SECURITIES RATINGS............................................35


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2006 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.



                  This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

                  FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the "Corporation"), is an open-end management investment company consisting of one diversified portfolio, FMI Focus Fund (the "Focus Fund"), and one non-diversified portfolio, the FMI Large Cap Fund (the "Large Cap Fund") (collectively the Focus Fund and the Large Cap Fund are referred to as the "Funds"). This Statement of Additional Information provides information about the Focus Fund. The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

                  The Focus Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Focus Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Focus Fund.

                  1. The Focus Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Focus Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

                  2. The Focus Fund may sell securities short and write put and call options to the extent permitted by the Act.

                  3. The Focus Fund may borrow money or issue senior securities to the extent permitted by the Act.

                  4. The Focus Fund may pledge or hypothecate its assets to secure its borrowings.

                  5. The Focus Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

                  6. The Focus Fund will not make investments for the purpose of exercising control or management of any company.

                  7. The Focus Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Focus Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Focus Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Focus Fund's total assets may be invested without regard to these limitations.

                  8. The Focus Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

                  9. The Focus Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

                  10. The Focus Fund will not act as an underwriter or distributor of securities other than shares of the Focus Fund (except to the extent that the Focus Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

                  11. The Focus Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  12. The Focus Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

                  13. The Focus Fund will not purchase or sell commodities or commodity contracts, except that the Focus Fund may enter into futures contracts and options on futures contracts.

                  The Focus Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

                  1. The Focus Fund will not invest more than 15% of the value of its net assets in illiquid securities.

                  2. The Focus Fund's investments in warrants will be limited to 5% of the Focus Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Focus Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

                  3. The Focus Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Focus Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Focus Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Focus Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Focus Fund's net assets would be invested in shares of registered investment companies.

                  The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Focus Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Focus Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS


                  The Focus Fund invests in stocks of companies of all sizes, including small- to mid-capitalization companies, which have substantial capital appreciation potential. The Focus Fund takes a "focused" approach to investing, meaning the Fund conducts extensive research (i.e., focuses) on each prospective investment before purchasing. The Focus Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.


Illiquid Securities

                  The Focus Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Focus Fund could adversely affect their marketability, causing the Focus Fund to sell securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Focus Fund's investment adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Focus Fund's investment adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

                  Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Focus Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Focus Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Futures Contracts and Options Thereon

                  The Focus Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

                  The Focus Fund may purchase put and call options and write call options on stock index futures contracts. When the Focus Fund purchases a put or call option on a futures contract, the Focus Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Focus Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Focus Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

                  Some futures and options strategies tend to hedge the Focus Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Focus Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Focus Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Focus Fund may engage in related closing transactions with respect to options on futures contracts. The Focus Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

                  The Focus Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission, under which the Focus Fund would be excluded from the definition of a "commodity pool operator."

                  When the Focus Fund purchases or sells a stock index futures contract, the Focus Fund "covers" its position. To cover its position, the Focus Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Focus Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Focus Fund may undertake and on the potential increase in the speculative character of the Focus Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Focus Fund arising from such investment activities.

                  The Focus Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Focus Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Focus Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Focus Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

                  The Focus Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Focus Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Focus Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

                  Although the Focus Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Focus Fund to substantial losses. If trading is not possible, or the Focus Fund determines not to close a futures position in anticipation of adverse price movements, the Focus Fund will be required to make daily cash payments of variation margin. The risk that the Focus Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

                  The Focus Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

                  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Focus Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

                  Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Focus Fund may buy or sell.

                  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Focus Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Focus Fund will not enter into an option position that exposes the Focus Fund to an obligation to another party, unless the Focus Fund either (i) owns an offsetting position in securities or other options; and/or
(ii) maintains with the Focus Fund's custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

                  The Focus Fund may utilize index options as a technique to leverage its portfolio. If the Focus Fund is correct in its assessment of the future direction of stock prices, its share price will be enhanced. If the Focus Fund takes a position in options and stock prices move in a direction contrary to its forecast however, the Focus Fund would incur losses greater than the Focus Fund would have incurred without the options position.

Options on Securities

                  The Focus Fund may buy put and call options and write (sell) call options on securities. The Focus Fund will comply with the rules and regulations of the Act and, if required, set aside cash or liquid securities to "cover" its obligations when writing options. By writing a call option and receiving a premium, the Focus Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Focus Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Focus Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Focus Fund will be traded on recognized securities exchanges.

                  When writing call options on securities, the Focus Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Focus Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Focus Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Focus Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Focus Fund. The principal reason for the Focus Fund to write call options on stocks held by the Focus Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

                  When the Focus Fund wishes to terminate the Focus Fund's obligation with respect to an option it has written, the Focus Fund may effect a "closing purchase transaction." The Focus Fund accomplishes this by buying an option of the same series as the option previously written by the Focus Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Focus Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Focus Fund accomplishes this by selling an option of the same series as the option previously purchased by the Focus Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

                  The Focus Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Focus Fund if the premium, plus commission costs, paid by the Focus Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Focus Fund on the sale of the call option. The Focus Fund also will realize a gain if a call option which the Focus Fund has written lapses unexercised, because the Focus Fund would retain the premium.

                  The Focus Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Focus Fund if the premium, less commission costs, received by the Focus Fund on the sale of the call or the put option is greater

(or less) than the premium, plus commission costs, paid by the Focus Fund to purchase the call or the put option. If a put or a call option which the Focus Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Focus Fund will realize a loss in the amount of the premium paid, plus commission costs.

                  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Focus Fund. In such event, the Focus Fund would be unable to realize its profits or limit its losses until the Focus Fund would exercise options it holds and the Focus Fund would remain obligated until options it wrote were exercised or expired.

                  Because option premiums paid or received by the Focus Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Short Sales

                  The Focus Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Focus Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Focus Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Focus Fund. Until the security is replaced, the Focus Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Focus Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

                  Until the Focus Fund closes its short position or replaces the borrowed security, the Focus Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Focus Fund's short position. The potential loss with respect to short sales is unlimited.

U.S. Treasury Securities

                  The Focus Fund may invest in U.S. Treasury Securities as "cover" for the investment techniques the Focus Fund employs. The Focus Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Focus Fund's portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of the Focus Fund's portfolio investments in these securities.

                  U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Borrowing

                  The  Focus  Fund may  borrow  money for  investment  purposes.
Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Focus Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Focus Fund, when it leverages its investments, will increase more when the Focus Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Focus Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, the Focus Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Focus Fund's assets should fail to meet this 300% coverage test, the Focus Fund within three business days will reduce the amount of the Focus Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                  In addition to borrowing for investment purposes, the Focus Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Focus Fund's total assets. For example the Focus Fund may borrow money to facilitate management of the Focus Fund's portfolio by enabling the Focus Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. Such borrowings will be promptly repaid and are not subject to the foregoing 300% asset coverage requirement.

Foreign Securities and American Depository Receipts

                  The Focus Fund may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depository Receipts ("ADRs"). The Focus Fund may invest in ADRs of foreign issuers in foreign markets classified as mature or emerging. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Focus Fund intends to invest in securities of foreign issuers domiciled in nations which the Focus Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

                  The Focus Fund will invest only in ADRs which are "sponsored". Sponsored facilities are based on an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Warrants

                  The Focus Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Focus Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Money Market Instruments

                  The Focus Fund may invest in cash and money market securities. The Focus Fund may do so to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Focus Fund invests include

U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

                  The Focus Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.


                  The Focus Fund may enter into repurchase agreements. Under a repurchase agreement, the Focus Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Focus Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Focus Fund's investment adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Focus Fund. In the event of a default or bankruptcy by the seller, the Focus Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Focus Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Focus Fund would suffer a loss. The Focus Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Focus Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Focus Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.


                  The Focus Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Focus Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Focus Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Focus Fund's shareholders.

Portfolio Turnover

                  The Focus Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Focus Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Focus Fund's sub-adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Focus Fund's investment objective, the rate of portfolio turnover is irrelevant when the Focus Fund's sub-adviser believes a change is in order to achieve those objectives, and the Focus Fund's annual portfolio turnover rate may vary from year to year. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of the Focus Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year. The Focus Fund may have a significant portion of its assets in short-term options and futures contracts which generally are excluded for purposes of calculating portfolio turnover.

Additional Risks

                  As a result of the investment techniques used by the Focus Fund, the Focus Fund may have a significant portion (up to 100%) of its assets maintained as "cover" for the investment techniques the Focus Fund employs. The securities so maintained will be liquid securities. These assets may not be sold while the position in the corresponding instrument or transaction (e.g., short sale, option or futures contract) is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Focus Fund's assets to "cover" investment techniques could impede portfolio management or the Focus Fund's ability to meet redemption requests or other current obligations.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Focus Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Focus Fund's shareholders. The Focus Fund may not receive any compensation for providing this information. The Focus Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Focus Fund's portfolio holdings disclosure procedures. The Board of Directors or the Focus Fund's Chief Compliance Officer may authorize the disclosure of the Focus Fund's portfolio holdings prior to the public disclosure of such information.

                  The Focus Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Focus Fund does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund's website (as described below). The Focus Fund may not pay any of these rating and ranking organizations. The disclosure of the Focus Fund's portfolio holdings to Fund service providers is discussed below.


Fund Service Providers


                  The Focus Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Focus Fund's portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Focus Fund. In each case, the Focus Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers are the Focus Fund's administrator, Fiduciary Management, Inc., Focus Fund's independent registered public accountants, PricewaterhouseCoopers LLP, the Focus Fund's legal counsel, Foley and Lardner LLP, the Focus Fund's transfer agent U.S. Bancorp Fund Services, LLC, and Focus Fund's custodian, U.S. Bank N.A. The Focus Fund may also provide non-public portfolio holdings information to the Focus Fund's financial printer in connection with the preparation, distribution and filing of the Fund's financial reports and public filings.


Website Disclosure


                  The complete portfolio holdings for the Fund are publicly available on its website (www.fmifunds.com) approximately 10 business days after the end of each quarter. In addition, top ten holdings information for the Fund is publicly available on the Fund's website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.


                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the directors and officers of the Corporation are as follows:


Interested Directors





                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Patrick J. English, age 45(1)       Director since 1996              Mr. English is President      FMI Common Stock
100 East Wisconsin Avenue           (Indefinite term); Vice          of Fiduciary Management,      Fund, Inc.
Suite 2200                          President since 1996 (One        Inc. and has been
Milwaukee, WI  53202                year term); 4 Portfolios         employed by the Adviser
Director and Vice President                                          in various capacities
                                                                     since December, 1986.

Ted D. Kellner, age  59(1)          Director since 1996              Mr. Kellner is Chairman       Marshall & Ilsley
100 East Wisconsin Avenue           (Indefinite term);               of the Board and Chief        Corporation and
Suite 2200                          President and Treasurer          Executive Officer of          FMI Common Stock
Milwaukee, WI  53202                since 1996 (One year term        Fiduciary Management,         Fund, Inc.
Director, President and             for each office); 4              Inc. which he co-founded
Treasurer                           Portfolios                       in 1980.


Interested Directors





                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Richard E. Lane, age  50(1)         Director since 2001              Mr. Lane is President of      None
100 East Wisconsin Avenue           (Indefinite term);               Broadview Advisors, LLC,
Suite 2250                          2 Portfolios                     the sub-advisor to the
Milwaukee, WI  53202                                                 Focus Fund.  Mr. Lane
Director                                                             served as a portfolio
                                                                     manager and financial
                                                                     analyst with Fiduciary
                                                                     Management, Inc. from
                                                                     September 1994 through
                                                                     April 2001 when he
                                                                     joined Broadview
                                                                     Advisors, LLC.




--------------------

(1) Messrs. English, Kellner and Lane are directors who are "interested persons" of the Corporation as that term is defined in the Act. Messrs. English and Kellner are "interested persons" of the Corporation because they are officers of the Corporation and the Focus Fund's investment adviser and Mr. Lane is an "interested person" of the Corporation because he is an officer of the Focus Fund's sub-adviser.






Non-Interested Directors





                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Barry K. Allen, age  57             Director since 1996              Mr. Allen is Executive        Harley-Davidson,
1801 California Street              (Indefinite term); 4             Vice President of Qwest       Inc., FMI Common
Denver, CO  80202                   Portfolios                       Communications                Stock Fund, Inc.
Director                                                             International, Inc.           and FMI Mutual
                                                                     (Denver, CO), a global        Funds, Inc.
                                                                     communications company,
                                                                     since September 2002.
                                                                     From July 2000 to
                                                                     September 2002, Mr.
                                                                     Allen was President of
                                                                     Allen Enterprises, LLC
                                                                     (Brookfield, WI) a
                                                                     private equity
                                                                     investments management
                                                                     company he founded after
                                                                     retiring from Ameritech
                                                                     (Chicago, IL) in
                                                                     July 2000.

Non-Interested Directors





                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

George D. Dalton, age 77            Director since 1997              Mr. Dalton is Chairman        Clark Consulting,
20825 Swenson Drive                 (Indefinite term); 4             and Chief Executive           Inc., FMI Common
Waukesha, WI  53186                 Portfolios                       Officer of NOVO1  (f/k/a      Stock Fund, Inc.
Director                                                             Call_Solutions.com,           and FMI Mutual
                                                                     Inc.) (Waukesha, WI), a
                                                                     Funds, Inc. privately
                                                                     held company specializing
                                                                     in teleservices call
                                                                     centers since January
                                                                     2000.

Gordon H. Gunnlaugsson, age 61      Director since 2001              Mr. Gunnlaugsson retired      Renaissance
c/o Fiduciary Management,           (Indefinite term); 4             from M&I Corporation          Learning Systems,
   Inc.                             Portfolios                       (Milwaukee, WI) He was        Inc., FMI Common
100 East Wisconsin Avenue                                            employed by such firm         Stock Fund, Inc.
Suite 2200                                                           from June 1, 1970 to          and FMI Mutual
Milwaukee, WI  53202                                                 December 31, 2000 where       Funds, Inc.
Director                                                             he most recently held
                                                                     the positions of
                                                                     Executive Vice President
                                                                     and Chief Financial
                                                                     Officer.

Paul S. Shain, age  43              Director since 2001              Mr. Shain is Chief            FMI Common Stock
5520 Research Park Drive            (Indefinite term); 4             Executive Officer of          Fund, Inc. and
Madison, WI  53711                  Portfolios                       Berbee Information            FMI Mutual Funds,
Director                                                             Networks (Madison, WI),       Inc.
                                                                     a leading provider of
                                                                     e-business development,
                                                                     infrastructure integration
                                                                     and application hosting
                                                                     services and has
                                                                     been employed by such
                                                                     firm in various
                                                                     capacities since
                                                                     January 2000.



Other Officers





    Name, Address, Age and           Term of Office and Length        Principal Occupation(s)        Directorships
          Position(s)                     of Time Served                During Past 5 Years         Held by Officer
--------------------------------    ----------------------------     --------------------------    -------------------

Kathleen M. Lauters, age 53         Chief  Compliance   Officer      Ms. Lauters is the            None
100 East Wisconsin Avenue           since  September  2004  (at      Fund's Chief Compliance
Suite 2200                          Discretion of Board)             Officer since September,
Milwaukee, WI 53202                                                  2004. From June 1995 to
Chief Compliance Officer                                             September 2004 Ms.
                                                                     Lauters was employed by
                                                                     Strong Capital Management
                                                                     (Menomonee Falls, WI),
                                                                     most recently as Senior
                                                                     Compliance Analyst.


Other Officers





    Name, Address, Age and           Term of Office and Length        Principal Occupation(s)        Directorships
          Position(s)                     of Time Served                During Past 5 Years         Held by Officer
--------------------------------    ----------------------------     --------------------------    -------------------


Camille F. Wildes, age 53           Vice President and               Ms. Wildes is Vice            None
100 East Wisconsin Avenue           Assistant Treasurer since        President of Fiduciary
Suite 2200                          1999 (One year term for          Management, Inc. and has
Milwaukee, WI  53202                each office)                     been employed by the
Vice President                                                       Adviser in various
and Assistant Treasurer                                              capacities since
                                                                     December, 1982.

Donald S. Wilson, age 62            Vice President and               Mr. Wilson is Vice            FMI Common Stock
100 East Wisconsin Avenue           Secretary since 1996 (One        Chairman, Treasurer and       Fund, Inc. and
Suite 2200                          year term for each office)       Chief Compliance Officer      FMI Mutual Funds,
Milwaukee, WI  53202                                                 of Fiduciary Management,      Inc.
Vice President and Secretary                                         Inc. which he co-founded
                                                                     in 1980.


Committees

                  The Corporation's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Corporation's Board of Directors has no other committees. The Corporation's Board of Directors met four times during the fiscal year ended September 30, 2005, and all of the directors (with the exception of Mr. Lane) attended each of those meetings. Mr. Lane attended three of the four meetings. The audit committee met once during the fiscal year ended September 30, 2005, and all of the members attended that meeting.


Compensation


                  During the fiscal year ended September 30, 2005, the Corporation paid a total of $40,135 in director's fees. Currently the Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $2,500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $1,250.





                               COMPENSATION TABLE



                                                      Pension or                                 Total Compensation
                               Aggregate         Retirement Benefits           Estimated        from Corporation and
                           Compensation from      Accrued as Part of     Annual Benefits Upon   Fund Complex Paid to
     Name of Person           Corporation             Fund Expenses           Retirement            Directors(1)
     --------------           -----------          ----------------           ----------            ---------

Interested Directors

Patrick J. English              0                         0                        0                   0
Ted D. Kellner                  0                         0                        0                   0
Richard E. Lane                 0                         0                        0                   0



                               COMPENSATION TABLE




                                                      Pension or                                 Total Compensation
                               Aggregate         Retirement Benefits           Estimated        from Corporation and
                           Compensation from      Accrued as Part of     Annual Benefits Upon   Fund Complex Paid to
     Name of Person           Corporation             Fund Expenses           Retirement            Directors(1)
     --------------           -----------          ----------------           ----------            ---------

Non-Interested Directors


Barry K. Allen                $9,000                      0                        0                $13,500
George D. Dalton              $9,000                      0                        0                $13,500
Gordon H. Gunnlaugsson        $9,000                      0                        0                $13,500
Paul S. Shain                 $9,000                      0                        0                $13,500




--------------------


(1)      The  Corporation,  FMI Common Stock Fund,  Inc.   and FMI Mutual Funds,
         Inc. were the only investment companies in the Fund Complex during the fiscal year ended September 30, 2005.


Code of Ethics



                  The Corporation, the Focus Fund's investment adviser and the Focus Fund's sub-adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Focus Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Focus Fund or is being purchased or sold by the Focus Fund.


Proxy Voting Policies

                  The sub-adviser of the Focus Fund, Broadview Advisors, LLC ("Broadview"), will make proxy voting decision on securities held in Focus Fund's portfolio in accordance with its proxy voting policies and procedures. In general Broadview votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. Broadview generally votes in favor of the re-election of directors and the appointment of auditors. Broadview generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. Broadview generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not Broadview votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. Broadview generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not. Broadview generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees. Broadview generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. Broadview generally supports management with respect to social issues (i.e., issues relating to the environment, labor, etc.)

                  In the event that a vote presents a conflict of interest between the interests of the Focus Fund and Broadview, Broadview will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange. On other issues, Broadview will disclose the conflict to the Board of Directors and vote as the Board of Directors directs.


                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                           DOLLAR RANGE OF FUND SHARES


                  The following table sets forth the dollar range of equity securities of the Focus Fund beneficially owned by each director as of December 31, 2005, which is also the valuation date:






                                                                      Aggregate Dollar Range of Equity Securities in
                                      Dollar Range of Equity            All Funds Overseen by Director in Family of
      Name of Director                Securities in the Fund                      Investment Companies(1)
------------------------------     ------------------------------     ------------------------------------------------

Interested Directors

Patrick J. English                         $1 - $10,000                                Over $100,000

Ted D. Kellner                             Over $100,000                               Over $100,000

Richard E. Lane                            Over $100,000                               Over $100,000

Non-Interested Directors

Barry K. Allen                          $50,001 - $100,000                             Over $100,000

George D. Dalton                           Over $100,000                               Over $100,000

Gordon H. Gunnlaugsson                   $10,001 - $50,000                             Over $100,000

Paul S. Shain                           $50,001 - $100,000                             Over $100,000



---------------


(1) The funds that comprise the "Family of Investment Companies" are the Focus Fund, the Large Cap Fund, the FMI Common Stock Fund and the FMI Provident Trust Strategy Fund.



                             PRINCIPAL SHAREHOLDERS


                  Set forth below are the names and addresses of all holders of the Focus Fund's Common Stock who as of December 31, 2005 owned of record or beneficially owned more than 5% of the then outstanding shares of the Focus Fund's Common Stock as well as the number of shares of the Focus Fund's Common Stock beneficially owned by all officers and directors of the Focus Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.




Name and Address                                           Amount and Nature of
Of Beneficial Owner                                        Beneficial Ownership                    Percent of Class
--------------------                                      ----------------------                   ----------------
                                                 Sole Power   Shared Power   Aggregate
                                                 ----------   ------------   ---------
Prudential  Investment Management                      --    14,207,843       14,207,843               45.05%
Services (1)
194 Wood Avenue South
Iselin, NJ  08830

Charles Schwab & Co. Inc. (1)                          --    7,064,021        7,064,021                22.40%
101 Montgomery Street
San Francisco, CA  94104
Officers & Directors as                                --             --      131,058 (2)              (3)
  a group (10 persons)




---------------

(1)  Owned of record only.

(2) Includes 34,542 shares owned by Fiduciary Management, Inc. and retirement plans of Fiduciary Management, Inc.
(3)  Less than 1%.


                  No person is deemed to "control," as that term is defined in the Act, the Focus Fund and the Corporation. The Corporation does not control any person.


      INVESTMENT ADVISER, SUB-ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

                  The investment adviser and administrator to the Focus Fund is Fiduciary Management, Inc. (the "Adviser"), and the sub-adviser to the Focus Fund is Broadview Advisors, LLC.

Investment Adviser

                  The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Ted D. Kellner. The Adviser's executive officers include Mr. Ted D. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Donald S. Wilson, Vice Chairman, Treasurer and Chief Compliance Officer; Mr. Patrick J. English, President; Ms. Camille F. Wildes, Vice President; Mr. John S. Brandser, Senior Vice President and Secretary; Ms. Jody Reckard, Vice President; Mr. Bladen Burns, Vice President; Mr. Cyril Arsac, Vice President; and Mr. Michael Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

                  Pursuant to an investment advisory agreement between the Focus Fund and the Adviser (the "Advisory Agreement"), the Adviser, at its own expense and without reimbursement from the Focus Fund: (1) provides the Focus Fund with office space, office furnishings, facilities, equipment and personnel necessary to operate and administer the Focus Fund's business and to supervise the provision of services relating to advisory, research, asset allocation, portfolio manager/evaluation activities and other managing and administering of the business and operations of the Focus Fund; (2) provides or oversees the provision of, subject to and in accordance with the investment objective and policies of the Focus Fund and any directions which the Board of Directors may issue to the Adviser, all general management and investment of the assets and security portfolios of the Focus Fund; (3) develops, implements and monitors investment programs; (4) is authorized to select or hire Broadview who, subject to the control and supervision of the Board of Directors and the Adviser, has full investment discretion for the Focus Fund and make all the determinations with respect to the investment of the Focus Fund's assets assigned to Broadview and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement its decision. The Adviser will also render to the Board of Directors any periodic reports concerning the business or investments of the Focus Fund as the Board of Directors reasonably requests. During the fiscal years ended September 30, 2005, 2004, and 2003 the Focus Fund paid the Adviser advisory fees of $13,220,109, $14,667,389 and $8,336,753 respectively.(1)


                  The Focus Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement (described below) including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Focus Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Focus Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Focus Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

                  The Adviser has undertaken to reimburse the Focus Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Focus Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.75%. As of the date of this Statement of Additional Information, the shares of the Focus Fund are not qualified for sale in any state which imposes an expense limitation. Accordingly, the percentage applicable to the Focus Fund is 2.75%.


                  The Focus Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Focus Fund exceeds the expense limitation, the Focus Fund creates an account receivable from the Adviser for the amount of such excess.


-------------
                  1 For the foregoing, the Adviser receives an annual fee of 1.25% of the average daily net assets of the Focus Fund.

During the fiscal years ended September 30, 2005, 2004 and 2003, no expense reimbursement was required.

Sub-Adviser and Portfolio Managers

                  Since May 1, 2001, Broadview has been the sole sub-adviser for the Focus Fund. Broadview has entered into a sub-advisory agreement with the Focus Fund and the Adviser (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, Broadview is responsible for selecting portfolio securities for investment by the Focus Fund, purchasing and selling securities for the Focus Fund and, upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions in accordance with the terms of the Sub-Advisory Agreement and such operational procedures as may be agreed to from time to time by Broadview and the Corporation or the Adviser.

                  Broadview is controlled by Richard E. Lane and Glenn Primack. Broadview's executive officers are Richard E. Lane, President and Glenn Primack, Vice President. Other officers of Broadview include Mr. Owen L. Hill, Vice President and Chief Compliance Officer and Mr. Richard J. Whiting, Vice President.

                  Sub-adviser(s)  of the  Focus  Fund  are  employed  and may be terminated by the Adviser subject to prior approval by the Board of Directors of the Corporation. The employment of a new sub-adviser currently requires the prior approval of the shareholders of the Focus Fund. The Corporation, however, may request an order of the Securities and Exchange Commission exempting the Fund from the Requirements under the Investment Company Act of 1940 relating to shareholder approval of a new sub-adviser. There can be no assurance that the Corporation will request such an order, or, if requested, that such an order will be granted with respect to the Focus Fund. Selection and retention criteria for sub-adviser include: (i) their historical performance records; (ii)
consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-adviser to apply its approach consistently. Each sub-adviser will not necessarily exhibit all of the criteria to the same degree. Sub-advisers are paid by the Adviser (not by the Fund).

                  Broadview's activities are subject to general supervision by the Adviser and the Board of Directors of the Corporation. Although the Adviser and the Board do not evaluate the investment merits of Broadview's specific securities selections, they do review the performance of each sub-adviser relative to the selection criteria.

                  For its services to the Focus Fund, the Adviser, not the Focus Fund, pays Broadview a monthly fee equal to 1/12 of 0.95% of the average daily net assets of the Focus Fund from the fee that the Adviser receives from the Focus Fund.

                  As mentioned above, currently, the sole sub-adviser to the Focus Fund is Broadview Advisors, LLC. Broadview employs individuals to manage the Focus Fund's portfolio. These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Focus Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2005.







                                 Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for Which
                                           Assets by Account Type                        Advisory Fee is Performance-Based
                                          ------------------------                      -----------------------------------
                               Registered      Other Pooled                     Registered      Other Pooled
                               Investment      Investment           Other       Investment      Investment             Other
                               Companies       Vehicles            Accounts     Companies       Vehicles              Accounts
                               ---------       --------            --------     ---------       --------              --------
Name of Portfolio Manager
Richard E. Lane                      --               1               3               --                1                 --

                                    $--          $23,555,040     $14,505,269         $--           $23,555,040            $--
Glenn Primack                        --               1               3               --                1                 --

                                    $--          $23,555,040     $14,505,269         $--           $23,555,040            $--





                  The portfolio managers of the Focus Fund are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Focus Fund and another account and allocation of aggregated trades). Broadview has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, Broadview has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2005.





                                                                                    Method Used to Determine Compensation
                                                                                (Including Any Differences in Method Between
Name of Portfolio Manager    Form of Compensation     Source of Compensation                    Account Types)
-------------------------    --------------------     ----------------------                    --------------
Richard E. Lane                  Salary/Bonus                Broadview          Mr. Lane is compensated with salary and a
                                                                                bonus based on the profitability of Broadview.

Glenn Primack                    Salary/Bonus                Broadview          Mr. Primack is compensated with salary and a
                                                                                bonus based on the profitability of Broadview.






                  The dollar range of shares of the Focus Fund beneficially owned by Mr. Lane is over $1,000,000 and the dollar range of shares of the Focus Fund beneficially owned by Mr. Primack is $100,001 - $500,000.

Administrator

                  The Adviser is also the administrator to the Focus Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Focus Fund and the Adviser, the Adviser supervises all aspects of the Focus Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Focus Fund's net asset value, responds to shareholder inquiries, prepares the Focus Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Focus Fund's financial accounts and records and generally assists in all respects of the Focus Fund's operations. For the foregoing the Adviser receives an annual fee of 0.2% on the first $30,000,000 of the average daily net assets of the Focus Fund, 0.1% on the next $70,000,000 of the average daily net assets of the Focus Fund, and 0.05% on the average daily net assets of the Focus Fund in excess of $100,000,000. In addition the Adviser also charges varying fees for Blue Sky filing services. During the fiscal years ended September 30, 2005, 2004, and 2003 the Focus Fund paid the Adviser fees of $612,462, $673,180, and $417,662, respectively, pursuant to the Administration Agreement.

Term of Agreements and Liability


                  The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Focus Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement also will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Sub-Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Corporation.

                  The benefits derived by the Adviser and Broadview from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage."


                  Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Focus Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned. The Sub-Advisory Agreement provides that it may be terminated at any time by the Corporation or Broadview, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise, by providing 60 days prior written notice to the other, and will be immediately terminated if the Adviser or its successors cease to be the investment adviser to the Focus Fund. The Sub-Advisory Agreement will automatically terminate if it is assigned.

                  The Advisory Agreement, the Sub-Advisory Agreement, and the Administration Agreement provide that the Adviser (and, with respect to the Sub-Advisory Agreement, Broadview) shall not be liable to the Focus Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. They also provide that the Adviser, Broadview and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Focus Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.


                  The Focus Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. Common stock and securities sold short that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Common stock and securities sold short that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Securities sold short which are exchange-traded or are Nasdaq-traded securities but which are not traded on the valuation date are valued at the most recent asked price. Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available. Options purchased or written by the Focus Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limited move, in which event the futures contract will be valued at its fair value as determined in good faith by Broadview under procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors.



                  The Focus Fund values most money market instruments it holds at their amortized cost. Any securities for which there are no readily available market quotations will be valued at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Focus Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Focus Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.


                             DISTRIBUTION OF SHARES

                  The Focus Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Focus Fund will benefit from the Plan through increased sales of shares, thereby reducing the Focus Fund's expense ratio and providing greater flexibility in portfolio management. The Plan authorizes payments by the Focus Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Focus Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Focus Fund may be spent by the Focus Fund on any activities or expenses primarily intended to result in the sale of shares of the Focus Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Focus Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Focus Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Focus Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Focus Fund, the distributor will directly bear all sales and promotional expenses of the Focus Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Focus Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Focus Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Focus Fund's distribution expenses will be authorized by the officers of the Corporation. To the extent any activity is one which the Focus Fund may finance without a plan pursuant to Rule 12b-1, the Focus Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                  The Plan may be terminated by the Focus Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Focus Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Focus Fund provided for in the Plan requires approval of the shareholders of the Focus Fund and the Board of Directors, including the Rule 12b-1 Directors.

                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the

Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Focus Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

                                RETIREMENT PLANS

                  The Focus Fund offers the following retirement plans that may be funded with purchases of shares of the Focus Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

                  Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

                  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

                  Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


                  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $4,000 through 2007 and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $1,000 beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


                  Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

                  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan


                  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation. The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA


                  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $10,000 per year to the SIMPLE IRA. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $2,500 in 2006. After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


403(b)(7) Custodial Account

                  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of either Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))


                  A prototype defined contribution plan is available for employers who wish to purchase shares of the Focus Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $15,000 for 2006. After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. The maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $44,000 or 100% of compensation (earned income). Compensation in excess of $220,000 in 2006 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.


Retirement Plan Fees

                  U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Funds. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.


                  Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.


                            AUTOMATIC INVESTMENT PLAN

                  Shareholders wishing to invest fixed dollar amounts in the Focus Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Focus Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Focus Fund to dispose of its securities or fairly to determine the value of its net assets.

                               EXCHANGE PRIVILEGE

                  Investors may exchange shares of the Fund for shares of the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value (provided that if an exchange is made to the FMI Common Stock Fund, the shareholder is a current shareholder of the FMI Common Stock Fund, as the FMI Common Stock Fund is closed to new investors as of April 15, 2004). Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

                  The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Large Cap Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

                  For federal income tax purposes, a redemption of shares of the Focus Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.


                           SYSTEMATIC WITHDRAWAL PLAN

                  The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Focus Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Focus Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.


                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Focus Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Focus Fund on shares held in such account reinvested into additional Fund shares at net asset value. This election can be made at the time of application or can be changed at any time. The shareholder may deposit additional shares in his or her account at any time.


                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Focus Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Fund's transfer agent.


                        ALLOCATION OF PORTFOLIO BROKERAGE


                  Decisions to buy and sell securities for the Focus Fund are made by Broadview subject to review by the Corporation's Board of Directors and the Adviser. In placing purchase and sale orders for portfolio securities for the Focus Fund, it is the policy of Broadview to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are Broadview's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Focus Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, Broadview feels that better prices are available from non-principal market makers who are paid commissions directly.

                  In allocating brokerage business for the Focus Fund, Broadview also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While Broadview believes these services have substantial value, they are considered supplemental to Broadview's own efforts in the performance of its duties under the Sub-Advisory Agreement. Other clients of Broadview may indirectly benefit from the availability of these services to Broadview, and the Focus Fund may indirectly benefit from services available to Broadview as a result of transactions for other clients. The Sub-Advisory Agreement provides that Broadview may cause the Focus Fund to pay a broker which provides brokerage and research services to Broadview a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if Broadview determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or Broadview's overall responsibilities with respect to the Focus Fund and the other accounts as to which it exercises investment discretion. During the fiscal years ended September 30, 2005, 2004, and 2003, the Focus Fund paid brokerage commissions of $2,737,981 on transactions having a total value of $1,228,699,671; $3,250,201 on transactions having a total value of $1,290,306,899; and $2,820,966 on transactions having a total value of $856,788,222, respectively. Of the brokerage commissions paid by the Focus Fund in the fiscal year ended September 30, 2005, all the brokerage commissions were paid to brokers who provided research services to Broadview other than brokerage commissions of $72,477 on transactions having a total value of $55,078,053.


                                    CUSTODIAN

                  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Focus Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Focus Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Focus Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202, acts as the Focus Fund's transfer agent and dividend disbursing agent.

                                      TAXES


                  The Focus Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code. The Focus Fund has so qualified in each of its fiscal years. If the Focus Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Focus Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Focus Fund would not be liable for income tax on the Focus Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Focus Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Focus Fund.


                  The Focus Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Focus Fund are taxable to investors, whether received in cash or in additional shares of the Focus Fund. A portion of the Focus Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  From time to time the Focus Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Focus Fund's dividends paid deduction.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Focus Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Focus Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


                  Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


                  The Focus Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Focus Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Focus Fund.

                              SHAREHOLDER MEETINGS


                  The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.


                  The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering the Focus Fund and the Large Cap Fund.

                  The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202 has served as the independent registered public accounting firm for the Focus Fund since the Focus Fund's inception. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Focus Fund.


                        DESCRIPTION OF SECURITIES RATINGS

                  The Focus Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc. Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                              P R O S P E C T U S
                                JANUARY 31, 2006


                                      FMI
                                   Large Cap
                                      Fund


                                   A NO-LOAD
                                  MUTUAL FUND



P R O S P E C T U S                                          JANUARY 31, 2006


                                      FMI
                                 Large Cap Fund


   FMI Large Cap Fund is a non-diversified no-load mutual fund seeking long-term capital appreciation by investing in a limited number of large capitalization value stocks.


   Please read this Prospectus and keep it for future reference. It contains important information, including information on how FMI Large Cap Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


   Questions Every Investor Should Ask Before
     Investing in the Fund                                                 1
   Fees and Expenses                                                       3
   Investment Objective and Strategies                                     3
   Disclosure of Portfolio Holdings                                        4
   Management of the Fund                                                  4
   The Fund's Share Price                                                  4
   Purchasing Shares                                                       5
   Redeeming Shares                                                        7
   Market Timing Procedures                                               10
   Exchanging Shares                                                      10
   Dividends, Distributions and Taxes                                     11
   Financial Highlights                                                   11


FMI Funds, Inc.                                                  (414) 226-4555
100 East Wisconsin Avenue, Suite 2200                          www.fmifunds.com
Milwaukee, Wisconsin  53202


                        QUESTIONS EVERY INVESTOR SHOULD
                            ASK BEFORE INVESTING IN
                                    THE FUND


1. WHAT IS THE FUND'S GOAL?

   FMI Large Cap Fund seeks long-term capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


   The Fund invests in a limited number of large capitalization (i.e., more than $4 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association. The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:


   o A strong, defendable market niche or products and services niche that is difficult to replicate

   o   A high degree of relative recurring revenue

   o   Modestly priced products or services

   o Attractive return-on-investment economics (i.e., where return on investment exceeds a company's cost of capital over a three to five year period)

   o   Above-average growth or improving profitability prospects


The Fund considers valuation:


   o   On both an absolute and relative to the market basis

   o   Utilizing both historical and prospective analysis

   In reviewing companies, the Fund applies the characteristics identified above on a case by case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

   The Fund's adviser will generally sell a portfolio security when the adviser believes:

   o   The security has achieved its value potential

   o   Such sale is necessary for portfolio diversification

   o   Changing fundamentals signal a deteriorating value potential

   o   Other securities have a better performance potential

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:


   o STOCK MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


   o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

   o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. It likely will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.


   o VALUE INVESTING RISK: The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.


   o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                               FMI LARGE CAP FUND
                      (Total return for the calendar year)


                    2002                             -15.00%
                    2003                              31.55%
                    2004                              17.52%
                    2005                               9.12%



Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 15.06% (quarter ended June 30, 2003) and the lowest total return for a quarter was -13.79% (quarter ended September 30, 2002).


   The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.


                                                            SINCE THE
                                                          INCEPTION DATE
AVERAGE ANNUAL TOTAL RETURNS                               OF THE FUND
(FOR THE PERIODS ENDED                                    (DECEMBER 31,
DECEMBER 31, 2005)                         ONE YEAR           2001)
------------------                         --------       --------------
FMI Large Cap Fund
  Return before taxes                        9.12%            9.43%
  Return after taxes
    on distributions                         8.30%            8.98%
  Return after taxes on
    distributions and sale
    of Fund shares                           6.23%            7.96%
S&P 500(1)<F1>(2)<F2>                        4.91%            3.92%


(1)<F1>   Reflects no deduction for fees, expenses or taxes.
(2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

                               FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)                        No Sales Charge
Maximum Deferred
  Sales Charge (Load)                                  No Deferred
                                                       Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                          No Sales Charge
Redemption Fee                                         None(1)<F3>
Exchange Fee                                           None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                        0.75%
Distribution and/or
  Service (12b-1) Fees                                 None(2)<F4>
Other Expenses                                         0.58%
Total Annual Fund
  Operating Expenses                                   1.33%
Expense Reimbursement                                  0.33%(3)<F5>
Net Expenses                                           1.00%



(1)<F3>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F4> Although the Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 permitting it to pay distribution fees of up to 0.25% of its average net assets, it does not intend to pay any fees pursuant to such Plan during the fiscal year ending September 30, 2006.
(3)<F5> The Fund's investment adviser has agreed to reimburse the Fund to the extent necessary to insure that Total Annual Fund Operating Expenses do not exceed 1.20%. IN ADDITION TO THE REIMBURSEMENT REQUIRED UNDER THE INVESTMENT ADVISORY AGREEMENT, THE INVESTMENT ADVISER VOLUNTARILY REIMBURSED THE FUND TO THE EXTENT NECESSARY TO INSURE THAT TOTAL ANNUAL FUND OPERATING EXPENSES DID NOT EXCEED 1.00% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005 AND WILL DO SO, IF NECESSARY, FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.


EXAMPLE

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


            1 YEAR        3 YEARS        5 YEARS        10 YEARS
            ------        -------        -------        --------
             $102           $360           $639          $1,433



   This Example assumes the voluntary expense reimbursement obligations of the investment adviser are in affect for only the first year. Thereafter this Example reflects the contractual reimbursement obligations.


                             INVESTMENT OBJECTIVE
                                AND STRATEGIES


   The Fund seeks long-term capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.



   The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.



   The Fund's portfolio managers are patient investors. The Fund does not attempt to achieve its investment objective by active and frequent trading of common stocks.


                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                            MANAGEMENT OF THE FUND

   Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           100 East Wisconsin Avenue,
                                   Suite 2200
                              Milwaukee, WI  53202


   The Adviser has been in business since 1980 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average daily net assets.



   A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund's semi-annual report to shareholders for the most recent period ended March 31.



   Ted D. Kellner and Patrick J. English are primarily responsible for the day-to-day management of the Fund's portfolio and are the Fund's co-portfolio managers. Mr. Kellner and Mr. English have been the Fund's co-portfolio managers since the Fund's inception on December 31, 2001, and as such, they are equally responsible for the day-to-day management of the Fund's portfolio. Mr. Kellner has been employed by the Adviser in various capacities since 1980 and Mr. English has been employed by the Adviser in various capacities since 1986. Their current positions with the Adviser are:


   Ted D. Kellner                  Chairman of the Board and
                                   Chief Executive Officer

   Patrick J. English              President


   The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


                            THE FUND'S SHARE PRICE

   The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

   If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums*<F6>:

       A.  NEW ACCOUNTS
           o   All Accounts                           $1,000

       B.  EXISTING ACCOUNTS
           o   Dividend reinvestment              No Minimum
           o   Automatic Investment Plan                $ 50
           o   All other accounts                       $100

       *<F6>  Servicing Agents may impose different minimums.

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.


       In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.



       If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.


   4. Make your check payable to "FMI Large Cap Fund." All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

       FMI Large Cap Fund
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701


       BY OVERNIGHT DELIVERY
       SERVICE OR
       REGISTERED MAIL


       FMI Large Cap Fund
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6.  You may purchase shares by wire transfer.


       Initial Investment by Wire - If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.



       Subsequent Investments by Wire - You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


       YOU SHOULD WIRE FUNDS TO:

       U.S. Bank, N.A.
       777 East Wisconsin Avenue
       Milwaukee, WI  53202
       ABA #075000022

       CREDIT:
       U.S. Bancorp Fund Services, LLC
       Account #112-952-137

       FURTHER CREDIT:
       FMI Large Cap Fund
       (shareholder registration)
       (shareholder account number)

   PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

   The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.


   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


   o Be authorized to receive purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND


   The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.


   The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

   The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:


   o   Traditional IRA
   o   Roth IRA
   o   Coverdell Education Savings Account
   o   SEP-IRA
   o   Simple IRA
   o   401(k) Plan
   o   Defined Contribution Retirement Plan
   o   403(b)(7) Custodial Accounts


   Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                               REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

       o The redemption proceeds are to be sent to an address other than the address of record.

       o The redemption request is made within 30 days after an address change.


       o   When ownership on an account is changed.



       o   When adding bank information to an existing account.


       o   To change bank information on your account.

       o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.


   In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other circumstances based on the facts and circumstances relative to the particular situation.


A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

       BY FIRST CLASS MAIL

       FMI Large Cap Fund
       c/o U.S. Bancorp
         Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY
       SERVICE OR REGISTERED MAIL

       FMI Large Cap Fund
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.


REDEMPTION PRICE


   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of Fund shares for certain account types.

   o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


PAYMENT OF REDEMPTION PROCEEDS



   o U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request with all required information.



   o If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer ("EFT") or wire. An EFT generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for EFTs.



   o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Fund, shareholders should consider the following:

   o   The redemption may result in a taxable gain.


   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.


   o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

   o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.


   o If your account balance falls below $1,000 because you redeem or exchange shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.


   o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                           MARKET TIMING PROCEDURES

   Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

   The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

                               EXCHANGING SHARES

   Shares of the Fund may be exchanged for shares of:


   o   FMI Common Stock Fund
   o   FMI Focus Fund
   o   FMI Provident Trust Strategy Fund
   o   First American Prime Obligations Fund



at the relative net asset values. FMI Common Stock Fund, FMI Focus Fund and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund Class A. This is a money market mutual fund offered to respond to changes in your goals or market conditions. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.


HOW TO EXCHANGE SHARES


   1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund is currently closed to new investors.)



   2. Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum.



   3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.



   Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Focus Fund or (c) FMI Provident Trust Strategy Fund or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds, or in the First American Prime Obligations Fund.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.

   If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional Fund shares.

   If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                             FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.



                                                                 FOR THE YEARS ENDED                FOR THE PERIOD FROM
                                                                    SEPTEMBER 30,                DECEMBER 31, 2001+<F7> TO
                                                          2005           2004           2003         SEPTEMBER 30, 2002
                                                          ----           ----           ----     -------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $11.66         $10.03         $ 7.94              $10.00

Income from investment operations:
   Net investment income (loss)                            0.08           0.10           0.03               (0.01)
   Net realized and unrealized
     gain (loss) on investments                            1.82           1.68           2.06               (2.05)
                                                         ------         ------         ------              ------
Total from investment operations                           1.90           1.78           2.09               (2.06)

Less distributions:
   Dividends from net investment income                   (0.07)         (0.03)            --                  --
   Distributions from net realized gains                  (0.20)         (0.12)            --                  --
                                                         ------         ------         ------              ------
Total from distributions                                  (0.27)         (0.15)            --                  --
                                                         ------         ------         ------              ------
Net asset value, end of period                           $13.29         $11.66         $10.03              $ 7.94
                                                         ------         ------         ------              ------
                                                         ------         ------         ------              ------

TOTAL RETURN                                             16.60%         17.96%         26.32%             (20.60%)*<F8>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                   73,903         14,977          5,680               3,236
Ratio of expenses (after reimbursement)
  to average net assets (a)<F10>                          1.00%          1.13%          1.34%               1.75%**<F9>
Ratio of net investment gain (loss)
  to average net assets (b)<F11>                          0.64%          0.85%          0.36%              (0.30%)**<F9>
Portfolio turnover rate                                   39.5%          38.1%          54.4%               31.8%



   +<F7>   Commencement of operations.
   *<F8>   Not annualized.
  **<F9>   Annualized.
(a)<F10> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ended September 30, 2005, 2004 and 2003 and for the period December 31, 2001+<F7> through September 30, 2002, the ratios would have been 1.33%, 2.44%, 3.07% and 3.71%**<F9>, respectively.
(b)<F11> If the Fund had paid all of its expenses for the years ended September 30, 2005, 2004 and 2003 and for the period December 31, 2001+<F7> through September 30, 2002, the ratios would have been 0.31%, (0.46%), (1.37%) and (2.26%)**<F9>, respectively.


                           Not part of the Prospectus

                                   FMI Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

   o Information we receive from you on or in applications or other forms, correspondence or conversations.

   o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.


   To learn more about the FMI Large Cap Fund, you may want to read FMI Large Cap Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMI Large Cap Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.


   You also may learn more about FMI Large Cap Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Large Cap Fund during its last fiscal year.


   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-811-5311 or by visiting the Fund's website (http://www.fmifunds.com).


   Prospective investors and shareholders who have questions about FMI Large Cap Fund may also call the following number or write to the following address.

   FMI Large Cap Fund
   100 East Wisconsin Avenue,
   Suite 2200
   Milwaukee, Wisconsin 53202
   1-800-811-5311
   www.fmifunds.com

   The general public can review and copy information about FMI Large Cap Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMI Large Cap Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

   Public Reference Section
   Securities and Exchange Commission
   Washington, D.C. 20549-0102

   Please refer to FMI Large Cap Fund's Investment Company Act File
No. 811-07831 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2006
for FMI LARGE CAP FUND






                                 FMI FUNDS, INC.
                      100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202




                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Large Cap Fund dated January 31, 2006. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling (414) 226-4555.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2005, of FMI Large Cap Fund (File No. 811-07831) as filed with the Securities and Exchange Commission on Form N-CSR on November 23, 2005:


                   Report of Independent Registered Public Accounting Firm Statement of Net Assets
                   Statement of Operations
                   Statements of Changes in Net Assets
                   Financial Highlights
                   Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                                 FMI FUNDS, INC.

                                Table of Contents





                                                                        Page No.

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................7

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................8

DOLLAR RANGE OF FUND SHARES..................................................13

PRINCIPAL SHAREHOLDERS.......................................................13

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR.....................14

DETERMINATION OF NET ASSET VALUE.............................................18

DISTRIBUTION OF SHARES.......................................................19

RETIREMENT PLANS.............................................................20

AUTOMATIC INVESTMENT PLAN....................................................23

REDEMPTION OF SHARES.........................................................23

EXCHANGE PRIVILEGE...........................................................24

SYSTEMATIC WITHDRAWAL PLAN...................................................24

ALLOCATION OF PORTFOLIO BROKERAGE............................................25

CUSTODIAN....................................................................26

TAXES........................................................................26

SHAREHOLDER MEETINGS.........................................................27

CAPITAL STRUCTURE............................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................29

DESCRIPTION OF SECURITIES RATINGS............................................29



                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2006 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.



                  This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

                  FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the "Corporation"), is an open-end management investment company consisting of one diversified portfolio, FMI Focus Fund (the "Focus Fund"), and one non-diversified portfolio, FMI Large Cap Fund (the "Large Cap Fund") (collectively the Focus Fund and the Large Cap Fund are referred to as the "Funds"). This Statement of Additional Information provides information about the Large Cap Fund. The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

                  The Large Cap Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Large Cap Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Large Cap Fund.

                  1. The Large Cap Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or write or invest in put or call options.

                  2. The Large Cap Fund will not borrow money or issue senior securities except for temporary bank borrowings for emergency or extraordinary purposes, and will not purchase securities while it has any outstanding borrowings.

                  3. The Large Cap Fund may pledge or hypothecate its assets to secure its borrowings.

                  4. The Large Cap Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

                  5. The Large Cap Fund will not make investments for the purpose of exercising control or management of any company.

                  6. The Large Cap Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Large Cap Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Large Cap Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Large Cap Fund's total assets may be invested without regard to these limitations.

                  7. The Large Cap Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

                  8. The Large Cap Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

                  9. The Large Cap Fund will not act as an underwriter or distributor of securities other than shares of the Large Cap Fund (except to the extent that the Large Cap Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

                  10. The Large Cap Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  11. The Large Cap Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

                  12. The Large Cap Fund will not purchase or sell commodities or commodity contracts.

                  The Large Cap Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

                  1. The Large Cap Fund will not invest more than 15% of the value of its net assets in illiquid securities.

                  2. The Large Cap Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Large Cap Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

                  3. The Large Cap Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Large Cap Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Large Cap Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Large Cap Fund's net assets would be invested in shares of any one registered investment company; and
(iii) more than 10% of the Large Cap Fund's net assets would be invested in shares of registered investment companies.

                  The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Large Cap Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Large Cap Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                  In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Large Cap Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Large Cap Fund's name. If the Corporation's Board of Directors determines to change this non-fundamental policy for the Large Cap Fund, the Large Cap Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

                  The Large Cap Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.


                  The Large Cap Fund invests mainly in a limited number of large capitalization value common stocks of companies traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association. However when the Large Cap Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser") believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Large Cap Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Investment Grade Investments

                  The Large Cap Fund may invest in investments in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Large Cap Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). A description of the foregoing ratings is set forth in "Description of Securities Ratings."


                  The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. Credit risk is the risk that the issuers of debt securities held by the Large Cap Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.


Preferred Stocks

                  The Large Cap Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants

                  The Large Cap Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Large Cap Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Foreign Securities

                  The Large Cap Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in American Depository Receipts of such issuers, but will limit its investments in such securities to 20% of its net assets. The Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments are not subject to the 20% limitation. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Large Cap Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Large Cap Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Large Cap Fund's income without providing a tax credit for the Large Cap Fund's shareholders. Although the Large Cap Fund intends to invest in securities of foreign issuers domiciled in nations which the Large Cap Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

                  American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Money Market Instruments

                  The Large Cap Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Large Cap Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100 million at the time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. These money market instruments are the types of investments the Large Cap Fund may make while assuming a temporary defensive position. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Large Cap Fund's investments in commercial paper and commercial paper master notes is credit risk.

                  The Large Cap Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Large Cap Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Large Cap Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Large Cap Fund. In such event, the Large Cap Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Large Cap Fund's investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Portfolio Turnover


                  The Large Cap Fund does not trade actively for short-term profits. However, if the objectives of the Large Cap Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Large Cap Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Large Cap Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Large Cap Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.


Illiquid Securities


                  The Large Cap Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Large Cap Fund could adversely affect their marketability, causing the Large Cap Fund to sell securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

                  Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Large Cap Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Large Cap Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Large Cap Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Large Cap Fund's shareholders. The Large Cap Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures. The Board of Directors or the Fund's Chief Compliance Officer may authorize the disclosure of the Large Cap Fund's portfolio holdings prior to the public disclosure of such information.

                  The Large Cap Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Large Cap Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund's website (as described below). The Large Cap Fund may not pay any of these rating and ranking organizations. The disclosure of the Large Cap Fund's portfolio holdings to Fund service providers is discussed below.

Disclosure to Fund Service Providers

                  The Large Cap Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Large Cap Fund's portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Large Cap Fund. In each case, the Large Cap Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers are the Large Cap Fund's administrator, Fiduciary Management, Inc., the Large Cap Fund's independent registered public accountants, PricewaterhouseCoopers LLP, the Large Cap Fund's legal counsel, Foley and Lardner LLP, the Large Cap Fund's transfer agent U.S. Bancorp Fund Services, LLC, and the Large Cap Fund's custodian, U.S. Bank, N.A. The Large Cap Fund may also provide non-public portfolio holdings information to the Large Cap Fund's financial printer in connection with the preparation, distribution and filing of the Large Cap Fund's financial reports and public filings.

Website Disclosure


                  The complete portfolio holdings for the Fund are publicly available on its website (www.fmifunds.com) approximately 10 business days after the end of each quarter. In addition, top ten holdings information for the Fund is publicly available on the Fund's website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.


                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the directors and officers of the Corporation are as follows:





Interested Directors




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Patrick J. English, age  45(1)      Director since 2001              Mr. English is President      FMI Common Stock
100 East Wisconsin Avenue           (Indefinite term); Vice          of Fiduciary Management,      Fund, Inc.
Suite 2200                          President since 2001 (One        Inc. and has been
Milwaukee, WI  53202                year term); 4 Portfolios         employed by the Adviser
Director and Vice President                                          in various capacities
                                                                     since December, 1986.

Ted D. Kellner, age 59(1)           Director since 2001              Mr. Kellner is Chairman       Marshall & Ilsley
100 East Wisconsin Avenue           (Indefinite term);               of the Board and Chief        Corporation and
Suite 2200                          President and Treasurer          Executive Officer of          FMI Common Stock
Milwaukee, WI  53202                since 2001 (One year term        Fiduciary Management,         Fund, Inc.
Director, President and             for each office); 4              Inc. which he co-founded
Treasurer                           Portfolios                       in 1980.

Richard E. Lane, age 50(1)          Director since 2001              Mr. Lane is President of      None
100 East Wisconsin Avenue           (Indefinite term); 2             Broadview Advisors, LLC,
Suite 2250                          Portfolios                       the sub-advisor to the
Milwaukee, WI  53202                                                 Focus Fund.  Mr. Lane
Director                                                             served as a portfolio
                                                                     manager and financial
                                                                     analyst with Fiduciary
                                                                     Management, Inc. from
                                                                     September 1994 through
                                                                     April 2001 when he
                                                                     joined Broadview
                                                                     Advisors, LLC.




--------------------

(1) Messrs. English, Kellner and Lane are directors who are "interested persons" of the Corporation as that term is defined in the Act. Messrs. English and Kellner are "interested persons" of the Corporation because they are officers of the Corporation and the Large Cap Fund's investment adviser and Mr. Lane is an "interested person" of the Corporation because he is an officer of the Focus Fund's sub-adviser.

 Non-interested Directors




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Barry K. Allen, age 57              Director since 2001              Mr. Allen is Executive        Harley-Davidson,
1801 California Street              (Indefinite term); 4             Vice President of Qwest       Inc., FMI Common
Denver, CO  80202                   Portfolios                       Communications                Stock Fund, Inc.
Director                                                             International, Inc.           and FMI Mutual
                                                                     (Denver, CO), a global        Funds, Inc.
                                                                     communications company,
                                                                     since September 2002.
                                                                     From July 2000 to
                                                                     September 2002, Mr.
                                                                     Allen was President of
                                                                     Allen Enterprises, LLC
                                                                     (Brookfield, WI) a
                                                                     private equity
                                                                     investments management
                                                                     company.

George D. Dalton, age  77           Director since 2001              Mr. Dalton is Chairman        Clark Consulting,
20825 Swenson Drive                 (Indefinite term);  4            and Chief Executive           Inc., FMI Common
Waukesha, WI  53186                 Portfolios                       Officer of NOVO1 (f/k/a       Stock Fund, Inc.
Director                                                             Call_Solutions.com,           and FMI Mutual
                                                                     Inc.) (Waukesha, WI), a       Funds, Inc.
                                                                     privately held company
                                                                     specializing in
                                                                     teleservices call centers
                                                                     since January 2000.

Gordon H. Gunnlaugsson, age 61      Director since 2001              Mr. Gunnlaugsson retired      Renaissance
c/o Fiduciary Management,           (Indefinite term); 4             from M&I Corporation          Learning Systems,
   Inc.                             Portfolios                       (Milwaukee, WI).  He was      Inc., FMI Common
100 East Wisconsin Avenue                                            employed by such firm         Stock Fund, Inc.
Suite 2200                                                           from June 1, 1970 to          and FMI Mutual
Milwaukee, WI  53202                                                 December 31, 2000 where       Funds, Inc.
Director                                                             he most recently held
                                                                     the positions of
                                                                     Executive Vice-President
                                                                     and Chief Financial
                                                                     Officer.

 Non-interested Directors




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                   During Past 5 Years         Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Paul S. Shain, age 43               Director since 2001              Mr. Shain is Chief            FMI Common Stock
5520 Research Park Drive            (Indefinite term); 4             Executive Officer of          Fund, Inc. and
Madison, WI  53711                  Portfolios                       Berbee Information            FMI Mutual Funds,
Director                                                             Networks (Madison, WI),       Inc.
                                                                     a leading provider of
                                                                     e-business development,
                                                                     infrastructure integration
                                                                     and application hosting
                                                                     services and has been
                                                                     employed by such firm
                                                                     in various capacities,
                                                                     since January 2000.




Other Officers





    Name, Address, Age and           Term of Office and Length        Principal Occupation(s)        Directorships
          Position(s)                     of Time Served                During Past 5 Years         Held by Officer
--------------------------------    ----------------------------     --------------------------    -------------------

Kathleen M. Lauters, age 53         Chief  Compliance   Officer      Ms. Lauters is the            None
100 East Wisconsin Avenue           since  September  2004  (at      Fund's Chief Compliance
Suite 2200                          Discretion of Board)             Officer since September,
Milwaukee, WI 53202                                                  2004. From June 1995 to
Chief Compliance Officer                                             September 2004 Ms.
                                                                     Lauters was employed by
                                                                     Strong Capital Management,
                                                                     (Menomonee Falls,  WI)
                                                                     most recently as Senior
                                                                     Compliance Analyst.

Camille F. Wildes, age 53           Vice President and               Ms. Wildes is Vice            None
100 East Wisconsin Avenue           Assistant Treasurer since        President of Fiduciary
Suite 2200                          2001 (One year term for          Management, Inc. and has
Milwaukee, WI  53202                each office)                     been employed by the
Vice President and Assistant                                         Adviser in various
Treasurer                                                            capacities since
                                                                     December, 1982.

Donald S. Wilson, age 62            Vice President and               Mr. Wilson is Vice            FMI Common Stock
100 East Wisconsin Avenue           Secretary since 2001 (One        Chairman, Treasurer and       Fund, Inc. and
Suite 2200                          year term for each office)       Chief Compliance Officer      FMI Mutual Funds,
Milwaukee, WI  53202                                                 of Fiduciary Management,      Inc.
Vice President and Secretary                                         Inc. which he co-founded
                                                                     in 1980.

Committees

                  The Corporation's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Corporation's Board of Directors has no other committees. The Corporation's Board of Directors met four times during the fiscal year ended September 30, 2005, and all of the directors (with the exception of Mr. Lane) attended each of those meetings. Mr. Lane attended three of the four meetings. The audit committee met once during the fiscal year ended September 30, 2005, and all of the members attended that meeting.


Compensation


                  During the fiscal year ended September 30, 2005, the Corporation paid a total of $40,135 in director's fees. Currently the Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $2,500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $1,250.





                               COMPENSATION TABLE





                                                      Pension or                                 Total Compensation
                               Aggregate         Retirement Benefits           Estimated        from Corporation and
                           Compensation from      Accrued as Part of     Annual Benefits Upon   Fund Complex Paid to
     Name of Person           Corporation           Fund Expenses             Retirement            Directors(1)
     --------------           -----------          ----------------           ----------            ---------


Interested Directors

Patrick J. English              0                         0                        0                   0
Ted D. Kellner                  0                         0                        0                   0
Richard E. Lane                 0                         0                        0                   0

Non-Interested Directors

Barry K. Allen                $9,000                      0                        0                $13,500
George D. Dalton              $9,000                      0                        0                $13,500
Gordon H. Gunnlaugsson        $9,000                      0                        0                $13,500
Paul S. Shain                 $9,000                      0                        0                $13,500




--------------------


(1) The Corporation, FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc. were the only investment companies in the Fund Complex during the fiscal year ended September 30, 2005.

Code of Ethics


                  The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Large Cap Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Large Cap Fund or is being purchased or sold by the Large Cap Fund.


Proxy Voting Policies


                  The Fund votes proxies in accordance with the Adviser's proxy voting policy. In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. The Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not. The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees. The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Adviser generally supports management with respect to social issues (i.e. issues relating to the environment, labor, etc.)


                  In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange. On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs. If the Adviser receives no direction from the Board of Directors, the Adviser will abstain from voting.


                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                           DOLLAR RANGE OF FUND SHARES


                  The following table describes the dollar range of equity securities of the Large Cap Fund beneficially owned by each director as of December 31, 2005, which is also the valuation date:






                                                                      Aggregate Dollar Range of Equity Securities in
                                      Dollar Range of Equity            All Funds Overseen by Director in Family of
 Name of Director or Nominee          Securities in the Fund                      Investment Companies(1)
------------------------------     ------------------------------     ------------------------------------------------

Interested Directors

Patrick J. English                         Over $100,000                               Over $100,000

Ted D. Kellner                             Over $100,000                               Over $100,000

Richard E. Lane                                None                                    Over $100,000

Non-Interested Directors

Barry K. Allen                             Over $100,000                               Over $100,000

George D. Dalton                               None                                    Over $100,000

Gordon H. Gunnlaugsson                     Over $100,000                               Over $100,000

Paul S. Shain                              Over $100,000                               Over $100,000




---------------


(1) The funds included are the Fund, the Focus Fund, the FMI Common Stock Fund and the FMI Provident Trust Strategy Fund.


                             PRINCIPAL SHAREHOLDERS


                  Set forth below are the names and addresses of all holders of the Large Cap Fund's Common Stock who as of December 31, 2005 owned of record or beneficially owned more than 5% of the then outstanding shares of the Large Cap Fund's Common Stock as well as the number of shares of the Large Cap Fund's Common Stock beneficially owned by all officers and directors of the Large Cap Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.


Name and Address                                       Amount and Nature of
Of Beneficial Owner                                    Beneficial Ownership                    Percent of Class
-------------------                                    --------------------                    ----------------
                                            Sole Power     Shared Power        Aggregate
                                            ----------     ------------        ---------

Charles Schwab & Co., Inc. (4)                   --         4,106,225          4,106,225             57.15%
101 Montgomery Street
San Francisco, CA  94104

Mitra                                            --          578,954            578,954              8.06%
c/o Marshall & Ilsley Trust Co.
11270 W. Park Place, Suite 400
Milwaukee, WI  53224

Ted D. Kellner                           86,414 (1)       432,591 (2)(3)        519,005              7.22%
100 East Wisconsin Avenue                                                      (1)(2)(3)
Milwaukee, WI 53202

Milwaukee School of Engineering                  --          419,081            419,081              5.83%
1025 N. Broadway
Milwaukee, WI 53202
                                                 --          365,153            365,153              5.08%
National Financial Services LLC (4)
FBO  The  Exclusive  Benefit  of  Our
Customers
200 Liberty St.
New York, NY  10281

Officers & Directors as                          --              --             644,847              8.98%
  a group (10 persons)                                                         (1)(2)(3)



---------------


(1) Includes 63,322 shares held by an investment partnership over which Mr. Kellner has voting and investment authority.
(2) Includes 61,771 shares held in a trust and a foundation over which Mr. Kellner has voting and investment authority.
(3)  Includes 370,820 shares owned by retirement plans of the Adviser.
(4) The shares owned by Charles Schwab & Co., Inc. and National Financial Services LLC were owned of record only.

                  The Corporation does not control any person.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR


                  The investment adviser and administrator to the Large Cap Fund is Fiduciary Management, Inc. (the "Adviser").


Investment Adviser

                  The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Ted D. Kellner. The Adviser's executive officers include Mr. Ted D. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Donald S. Wilson, Vice Chairman, Treasurer and Chief Compliance Officer; Mr. Patrick J. English, President; Ms.

Camille F. Wildes, Vice President; Mr. John S. Brandser, Senior Vice President and Secretary; Ms. Jody Reckard, Vice President; Mr. Bladen Burns, Vice President; Mr. Cyril Arsac, Vice President; and Mr. Michael Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

                  Pursuant to an investment advisory agreement between the Large Cap Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Large Cap Fund. The Adviser supervises and manages the investment portfolio of the Large Cap Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Large Cap Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Large Cap Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Large Cap Fund's investments, and bears all sales and promotional expenses of the Large Cap Fund, other than distribution expenses paid by the Large Cap Fund pursuant to the Large Cap Fund's Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities. For the foregoing, the Adviser receives an annual fee of 0.75% of the daily net assets of the Fund. Prior to October 1, 2004, the Adviser received an annual fee of 1.00% of the daily net assets of the Fund. During the fiscal years ended September 30, 2005, 2004 and 2003, the Large Cap Fund paid the Adviser advisory fees of $269,099, $88,614 and $41,954, respectively.

                  The Large Cap Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement (described below) including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Large Cap Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Large Cap Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Large Cap Fund's assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

                  The Adviser has undertaken to reimburse the Large Cap Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Large Cap Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions 1.20% (previously, the expense reimbursement was 1.75%, but was reduced to 1.20% effective as of October 1, 2004). As of the date of this Statement of Additional Information, the shares of the Large Cap Fund are not qualified for sale in any state which imposes an expense limitation. Accordingly, the percentage applicable to the Large Cap Fund is 1.20%. The Large Cap Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Large Cap Fund exceeds the expense limitation, the Large Cap Fund creates an account receivable from the Adviser for the amount of such excess. During the fiscal years ended September 30, 2005, 2004 and 2003, the Adviser reimbursed the Large Cap Fund $116,959, $116,037 and $72,866, respectively, for excess expenses.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Managers

                  Ted D. Kellner and Patrick J. English are the Fund's portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio. These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets shown is as of December 31, 2005.







                              Number of Other Accounts Managed and Total            Number of Accounts and Total Assets for Which
                                          Assets by Account Type                            Advisory Fee is Performance-Based
                                          ----------------------                            ---------------------------------
                              Registered       Other Pooled                        Registered      Other Pooled
                              Investment       Investment         Other            Investment      Investment          Other
                              Companies        Vehicles          Accounts          Companies       Vehicles           Accounts
                              ---------        --------          --------          ---------       --------           --------
Name of Portfolio Manager
-------------------------

Ted D. Kellner                       1               --                347               --                --              --

                               $445,544,325          $--         $1,646,932,706         $--               $--              $--
Patrick J. English                   1               --                347               --                --              --

                               $445,544,325          $--         $1,646,932,706         $--               $--              $--




                  The portfolio managers of the Fund are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2005.






                                                                                          Method Used to Determine Compensation
                                                                                      (Including Any Differences in Method Between
Name of Portfolio Manager          Form of Compensation     Source of Compensation                    Account Types)
-------------------------          --------------------     ----------------------                    --------------

Ted D. Kellner                         Salary/Bonus                 Adviser           Mr. Kellner's salary and bonus are based upon
                                                                                      the revenues of Fiduciary Management, Inc.
                                                                                      The type of account and source of the
                                                                                      revenues have no bearing upon the salary
                                                                                      and bonus except insofar as they affect
                                                                                      the revenues of the company.

Patrick J. English                     Salary/Bonus                 Adviser           Mr. English's salary and bonus are based upon
                                                                                      the management fees of Fiduciary Management,
                                                                                      Inc.  The type of account has no bearing upon
                                                                                      the salary and bonus except insofar as they
                                                                                      affect the management fees of the company.






                  The dollar range of shares of the Fund beneficially owned by Mr. Kellner is over $1,000,000 and the dollar range of shares of the Fund beneficially owned by Mr. English is $100,001 - $500,000.

Administrator

                  The Adviser is also the administrator to the Large Cap Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Large Cap Fund and the Adviser, the Adviser supervises all aspects of the Large Cap Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Large Cap Fund's net asset value, responds to shareholder inquiries, prepares the Large Cap Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Large Cap Fund's financial accounts and records and generally assists in all respects of the Large Cap Fund's operations. For the foregoing the Adviser receives an annual fee of 0.2% on the first $30,000,000 of the average daily net assets of the Large Cap Fund, 0.1% on the next $70,000,000 of the average daily net assets of the Large Cap Fund, and 0.05% on the average daily net assets of the Large Cap Fund in excess of $100,000,000. In addition, the Administrator also charges varying fees for Blue Sky filing services. During the fiscal years ended September 30, 2005, 2004 and 2003, the Large Cap Fund paid the Adviser fees of $64,743, $24,208 and $12,585, respectively, pursuant to the Administration Agreement.

                  The Advisory Agreement and the Administration Agreement will remain in effect as long as their continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Large Cap Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or the Administration Agreement, or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Term of Agreements and Liability


                  Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Large Cap Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned.

                  The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Large Cap Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. They also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Large Cap Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The Large Cap Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. In determining the net asset value of the Fund's shares, securities that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available.


                  Any securities for which there are no readily available market quotations, will be valued at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Large Cap Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Large Cap Fund may not be able to sell a security at the fair value.

Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.


                             DISTRIBUTION OF SHARES

                  The Large Cap Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Large Cap Fund will benefit from the Plan through increased sales of shares, thereby reducing the Large Cap Fund's expense ratio and providing greater flexibility in portfolio management. The Plan authorizes payments by the Large Cap Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Large Cap Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Large Cap Fund may be spent by the Large Cap Fund on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

                  The Plan permits the Large Cap Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Large Cap Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Large Cap Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Large Cap Fund, the distributor will directly bear all sales and promotional expenses of the Large Cap Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Large Cap Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Large Cap Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Large Cap Fund's distribution expenses will be authorized by the officers of the Corporation. To the extent any activity is one which the Large Cap Fund may finance without a plan pursuant to Rule 12b-1, the Large Cap Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                  The Plan may be terminated by the Large Cap Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Large Cap Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Large Cap Fund provided for in the Plan requires approval of the shareholders of the Large Cap Fund and the Board of Directors, including the Rule 12b-1 Directors.

                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Large Cap Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

                                RETIREMENT PLANS

                  The Large Cap Fund offers the following retirement plans that may be funded with purchases of shares of the Large Cap Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

                  Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

                  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

                  Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

                  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $4,000 through 2007 and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $1,000. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


                  Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

                  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan


                  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation. The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA


                  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $10,000 per year to the SIMPLE IRA. This limit is subject to periodic adjustment for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $2,500 in 2006. After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


403(b)(7) Custodial Account

                  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of either Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))


                  A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $15,000 for 2006. After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. The maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $44,000 or 100% of compensation (earned income). Compensation in excess of $220,000 in 2006 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.


Retirement Plan Fees

                  U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Funds. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.


                  Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.


                            AUTOMATIC INVESTMENT PLAN

                  Shareholders wishing to invest fixed dollar amounts in the Large Cap Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Large Cap Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Large Cap Fund to dispose of its securities or fairly to determine the value of its net assets.


                               EXCHANGE PRIVILEGE

                  Investors may exchange shares of the Large Cap Fund for shares of the Focus Fund, the Common Stock Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value (provided that if an exchange is made to the FMI Common Stock Fund, the shareholder is a current shareholder of the FMI Common Stock Fund, as the FMI Common Stock Fund is closed to new investors as of April 15, 2004). Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the Focus Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

                  The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Large Cap Fund or (ii) the proceeds from redemption of the shares of the Focus Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Large Cap Fund, the Focus Fund, the FMI Common Stock Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

                  For federal income tax purposes, a redemption of shares of the Large Cap Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.


                           SYSTEMATIC WITHDRAWAL PLAN

                  The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Large Cap Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Large Cap Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.


                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Large Cap Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Large Cap Fund on shares held in such account reinvested into additional Fund shares at net asset value. This election can be made at the time of application or can be changed at any time. The shareholder may deposit additional shares in his or her account at any time.


                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Large Cap Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Large Cap Fund's transfer agent.


                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Large Cap Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Large Cap Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Large Cap Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


                  In allocating brokerage business for the Large Cap Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Large Cap Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Large Cap Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Large Cap Fund and the other accounts as to which it exercises investment discretion. During the fiscal years ended September 30, 2005, 2004 and 2003, the Large Cap Fund paid brokerage commissions of $79,159 on transactions having a total value of $72,102,302; $20,275 on transactions having a total value of $14,140,743; and $10,948 on transactions having a total value of $5,301,451, respectively. Of the brokerage commissions paid by the Large Cap Fund in the fiscal year ended September 30, 2005, all but $12,497 on transactions of $21,807,119 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN


                  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Large Cap Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Large Cap Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Large Cap Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the Large Cap Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.


                                      TAXES


                  The Large Cap Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code. The Large Cap Fund has so qualified in each of its fiscal years. If the Large Cap Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Large Cap Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Large Cap Fund would not be liable for income tax on the Large Cap Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Large Cap Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Large Cap Fund.

                  The Large Cap Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Large Cap Fund are taxable to investors, whether received in cash or in additional shares of the Large Cap Fund. A portion of the Large Cap Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  From time to time the Large Cap Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Large Cap Fund's dividends paid deduction.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Large Cap Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Large Cap Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


                   Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


                  The Large Cap Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Large Cap Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Large Cap Fund.

                              SHAREHOLDER MEETINGS


                  The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement. The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.


                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering two series, the Focus Fund and the Large Cap Fund.

                  The shares of each Fund are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202 serves as the independent registered public accounting firm for the Large Cap Fund. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Large Cap Fund.


                        DESCRIPTION OF SECURITIES RATINGS

                  The Large Cap Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc. Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  The Large Cap Fund also may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  Moody's Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C

                                OTHER INFORMATION


Item 23.       Exhibits


     (a) (i)   Registrant's Articles of Incorporation. (1)


     (a) (ii)  Articles Supplementary. (2)


     (b) Registrant's Bylaws. (1)

     (c) None


     (d) (i) Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund. (2)

     (d) (ii) Sub-Advisory Agreement with Fiduciary Management, Inc. and Broadview Advisors, LLC relating to FMI Focus Fund. (2)

     (d) (iii) Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (2)

     (d) (iv) Amendment to Investment Advisory Agreement with Fiduciary Management, Inc. (FMI Large Cap Fund). (4)


     (e) None.

     (f) None.


     (g) Custody Agreement with U.S. Bank National Association. (3)


     (h) (i) Administration Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund. (1)


     (h) (ii) Amendment to Administration Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund. (2)

     (h) (iii) Administration Agreement with Fiduciary Management, Inc. relating to FMI Large Cap Fund. (2)


     (h) (iv) Transfer Agent Agreement with Firstar Trust Company (predecessor to US Bancorp Fund Services, LLC). (1)

     (i) Opinion of Foley & Lardner LLP, counsel for Registrant.

     (j) Consents of PricewaterhouseCoopers LLP.

     (k) None.

     (l) Subscription Agreement. (1)

     (m) Service and Distribution Plan. (1)

     (n) None.


     (p) (i)   Code of Ethics of Registrant.

     (p) (ii)  Code of Ethics of Fiduciary Management, Inc.

     (p) (iii) Code of Ethics of Broadview Advisors, LLC.


---------------

(1) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Pre-Effective Amendment No. 1 was filed on November 22, 1996 and its accession number is 0000897069-96-000411.



(2) Previously filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on October 17, 2001 and its accession number is 0000897069-01-500489.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 29, 2004 and its accession number is 0000897069-04-000207.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 10 was filed on November 30, 2004 and its accession number is 0000897069-04-002067.


Item 24.       Persons Controlled by or under Common Control with Registrant
               -------------------------------------------------------------



                  Registrant is not controlled by any person. Registrant neither controls any person nor is any person under common control with Registrant.


Item 25.       Indemnification
               ---------------


                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.     Indemnification.
               ----------------

                  A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

                  B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

                  C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

                  E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

                  F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

                  G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.       Business and Other Connections of Investment Adviser
               ----------------------------------------------------


                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.       Principal Underwriters
               ----------------------


                  Not Applicable.


Item 28.       Location of Accounts and Records
               --------------------------------

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ted D. Kellner, at the corporate offices of the Registrant's administrator, 225 East Mason Street, Suite 300, Milwaukee, Wisconsin 53202.

Item 29.       Management Services
               -------------------


                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


Item 30.       Undertakings
               ------------


                  Registrant   undertakes   to  provide  its  Annual  Report  to
shareholders upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 23 day of January, 2006.





                                         FMI FUNDS, INC.
                                                 (Registrant)


                                         By:  /s/ Ted D. Kellner
                                              ----------------------------------
                                              Ted D. Kellner, President


                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



       Name                                  Title                             Date


/s/ Ted D. Kellner              (Principal Executive, Financial and      January 23, 2006
--------------------------      Accounting Officer) and a Director
Ted D. Kellner

/s/ Barry K. Allen              Director                                 January 23, 2006
--------------------------
Barry K. Allen

/s/ George D. Dalton            Director                                 January 23, 2006
--------------------------
George D. Dalton

/s/ Patrick J. English          Director                                 January 23, 2006
--------------------------
Patrick J. English

/s/ Gordon H. Gunnlaugsson      Director                                 January 23, 2006
--------------------------
Gordon H. Gunnlaugsson

/s/ Richard E. Lane             Director                                 January 23, 2006
--------------------------
Richard E. Lane

/s/ Paul S. Shain               Director                                 January 24, 2006
--------------------------
Paul S. Shain

                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.                     Exhibit

     (a)(i)    Registrant's Articles of Incorporation*

     (a)(ii)   Articles Supplementary*

     (b)       Registrant's Bylaws*

     (c)       None

     (d)(i) Investment Advisory Agreement with Fiduciary Management, Inc. (FMI Focus Fund)*

     (d)(ii)   Sub-Advisory   Agreement  with  Fiduciary  Management,   Inc.
               and Broadview Advisors, LLC (FMI Focus Fund)*

     (d)(iii) Investment Advisory Agreement with Fiduciary Management Inc. (FMI Large Cap Fund)*


     (d)(iv) Amendment to Investment Advisory Agreement with Fiduciary Management, Inc. (FMI Large Cap Fund)*


     (e)       None

     (f)       None

     (g)       Custody Agreement with U.S. Bank National Association*

     (h)(i) Administration Agreement with Fiduciary Management, Inc. (FMI Focus Fund)*

     (h)(ii) Amendment to Administration Agreement with Fiduciary Management, Inc. (FMI Focus Fund)*

     (h)(iii) Administration Agreement with Fiduciary Management, Inc. (FMI Large Cap Fund)*

     (h)(iv) Transfer Agent Agreement with Firstar Trust Company (predecessor to US Bancorp Fund Services, LLC)*

     (i)       Opinion of Foley & Lardner LLP, counsel for Registrant

     (j)       Consents of PricewaterhouseCoopers LLP

     (k)       None

     (l)       Subscription Agreement*

     (m)       Service and Distribution Plan*

     (n)       None


     (p)(i)    Code of Ethics of Registrant

     (p)(ii)   Code of Ethics of Fiduciary Management, Inc.

     (p)(iii)  Code of Ethics of Broadview Advisors, LLC



--------
      * Incorporated by reference.